Exhibit 99.1

Welcome Investors March 2022 Welcome Investors June 2025

Forward Looking Statements 2 Some of the statements contained in this Report are forward - looking statements within the meaning of Section 27A of the Securiti es Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Management and representatives of UFP Technologies, Inc. (the “Company”) also may from time to time make forward - looking statements. These statements are subject to known and unknown risks, uncertainties, and other factors, which may cause our or our industry’s actual results, performance, or achievements to be materially different from any future re sults, performance or achievements expressed or implied by the forward - looking statements. Forward - looking statements include, but are not limited to, statements about the Company’s prospects; the demand for its products, the well - bein g and availability of the Company’s employees, the continuing operation of the Company’s locations, delayed payments by the Company’s customers and the potential for reduced or canceled orders; statements about expectations regarding cu stomer inventory levels; statements about the Company’s acquisition strategies and opportunities and the Company’s growth potential and strategies for growth; expectations regarding customer demand; expectations regarding the Comp any ’s liquidity and capital resources, including the sufficiency of its cash reserves and the availability of borrowing capacity to fund operations and/or potential future acquisitions; anticipated revenues and the timing of such reven ues ; expectations about shifting the Company’s book of business to higher - margin, longer - run opportunities; anticipated trends and potential advantages in the different markets in which the Company competes, including the medical, ae ros pace and defense, automotive, consumer, electronics, and industrial markets, and the Company’s plans to expand in certain of its markets; statements regarding anticipated advantages the Company expects to realize from its investm ent s and capital expenditures; statements regarding anticipated advantages to improvements and alterations at the Company’s existing plants; expectations regarding the Company’s manufacturing capacity, operating efficiencies, and new produ cti on equipment; statements about new product offerings and program launches; statements about the Company’s participation and growth in multiple markets; statements about the Company’s business opportunities; and any indica tio n that the Company may be able to sustain or increase its sales, earnings or earnings per share, or its sales, earnings or earnings per share growth rates. Investors are cautioned that such forward - looking statements involve risks and uncertainties that could adversely affect the Com pany’s business and prospects, and otherwise cause actual results to differ materially from those anticipated by such forward - looking statements, or otherwise, including without limitation: our financial condition and results of operations, including risks relating to substantially decreased demand for the Company’s products; risks relating to the potential closure of any of the Company’s facilities or the unavailability of key personnel or other employees; risks that the Company’ s i nventory, cash reserves, liquidity or capital resources may be insufficient; risks relating to delayed payments by our customers and the potential for reduced or canceled orders; risks related to customer concentration; risks related to global con flict or civil unrest to the efficacy of our manufacturing process; risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions, the integration of any such acqui sit ion candidates, the value of those acquisitions to our customers and shareholders, and the financing of such acquisitions; risks related to our indebtedness and compliance with covenants contained in our financing arrangements, and wh eth er any available financing may be sufficient to address our needs; risks associated with efforts to shift the Company’s book of business to higher - margin, longer - run opportunities; risks associated with the Company’s entry into and growth in certain markets; risks and uncertainties associated with seeking and implementing manufacturing efficiencies and implementing new production equipment; risks associated with governmental regulations and/or sanctions affec tin g the import and export of products, including global trade barriers, additional taxes, tariff increases, cash repatriation restrictions, retaliations and boycotts between the U.S. and other countries; risks associated with domestic, re gio nal and global political risks and uncertainties; risks and uncertainties associated with growth of the Company’s business and increases to sales, earnings and earnings per share; risks relating to cybersecurity, including cyber - attacks on th e Company’s information technology infrastructure, products, suppliers, customers and partners, and cybersecurity - related regulations; risks associated with our or third - party use of artificial intelligence technologies; risks associated with new product and program launches; risks relating to our performance and the performance of our counterparties under the agreements we have entered into; the risk that our two largest customers, on whom we depend for a substantial portion of our annual revenues, will not purchase the expected volume of goods under the supply agreements we have entered into with them because, among other things, they no longer require the products at all or to the degree they anticipa ted or because, among other things, Intuitive Surgical SARL, our largest customer, decides to manufacture the products itself or through one of its affiliates it obtains the products from other listed suppliers specified in our agreeme nt; the risk that we will not achieve expected rebates under the applicable supply agreement; and risks relating to our ability to maintain increased levels of production at profitable levels, if at all; or to continue to increase production rat es and risks relating to disruptions and delays in our supply chain or labor force. Accordingly, actual results may differ materially. Use of Non - GAAP Financial Measures This presentation includes non - generally accepted accounting principles (“GAAP”) performance measures. The Company uses these no n - GAAP financial measures to facilitate management's financial and operational decision - making, including evaluation of the Company’s historical operating results. The Company’s management believes these non - GAAP measures are useful i n evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing op era ting performance and prospects. These non - GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures , m ay provide a more complete understanding of factors and trends affecting the Company’s business. By providing these non - GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent compariso n of the Company’s performance for the periods presented. These non - GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's d efi nition of these non - GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.

Who We Are UFP Technologies is a contract development and manufacturing organization (CDMO) that specializes in single use polymer based, medical devices 3 Ticker: UFPT Headquarters: Newburyport, MA Annual Revenue: ~$ 600 million 1 ~4,000 + Associates/ Temps Established: 1963 20 Manufacturing Facilities Key Stats: 6 Innovation Centers Market Cap: ~$ 1.85 Billion 2 26 of top 30 Medical OEM’s 1 . Pro - forma revenue includes recent acquisitions 2. As of 06/04/2025

We help our customers get their medical devices to market by offering expertise in design, materials, and global manufacturing locations 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation

Our Process Innovative process from design and engineering to manufacturing and delivery 5

Product Development Business 6 We bring deep experience in flexible material - based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS

MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Patient Safety 7

$518 billion, 6.3% CAGR 1 Global Medical Device Market Customers include 26 of the top 30 largest medical device manufacturers in the world 2 1. Fortune Business Insights - $518 billion as of 2023. 6.3% CAGR for a forecast period of 2024 - 2032. 2. Medical Design & Outsourcing 2024 MedTech Big 100. 3. Annual mix of revenue through April 2025. 4. 2020 Medical Device Contract Development and Manufacturing Report. MedTech MedTech Revenue by Segment 3 Global Medical Device CDMO Market 4 : $101B | 11% CAGR • Single Use Medical Device • (Finished device and components) • Robotic Surgery and Drape Market • Sterile Barrier Packaging Systems UFP is uniquely focused on three medical device growth areas 8 Devices 58% RAS 26% Packaging 16%

Medical Segment Overview $518 Billion Global Device Market, 6.3% CAGR 1 Therapeutic Area % of Sales 2 1 Fortune Business Insights - $518 billion as of 2023. 6.3% CAGR for a forecast period of 2024 - 2032. 2 Annual mix of revenue through April, 2025 Market Growth High Teens 26% Robotic Surgery LDD 25% Surfaces & Support LSD 20% Interventional & Surgical MSD 10% Infection Prevention MSD 5% Orthopedics MSD 4% Therapeutics MSD 4% Wound Care MSD 4% Diagnostics 9

Surrounding a High - Growth End Market: Robotic Surgery 1 Surgical Robotics Market: Growth, Size, Share, and Trends Markets and MarketsTM August 2024 2 NIH 310 Million major surgeries performed each year: Geoffrey P Dobson 3 Towards Healthcare: Robotic Surgery Market Sizing • Market Size : ~$11B (2024) → ~$ 23.7 B (2029) 1 • Annual Global Surgical Procedures : ̶ 1. Total: 300M+ major surgeries performed annually 2 ̶ 2. Soft Surgery Market: ~ 44 M surgeries performed annually 2 ̶ 3. Market Growth Mid - Teens 3 • All procedures require a drape to provide an important sterile barrier between the instrument and patient • Materials must allow robot to maintain full range of motion with minimal complications or time to set up Acquisition strategy centered upon adding core capabilities to our customers in key end markets UFPT is the leading provider of several materials / capabilities that are critical for robotic surgery drapes Expertise supported by low - cost manufacturing (Dominican Republic) & vertical integration Die Cutting Specialty Adhesives RF Welding Injection Molding ROBOTIC SURGERY BY THE NUMBERS 10

Growth Strategy 11 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO - PRONGED

12 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 91% of revenue and growing) » Single - use, single - patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value - add services

13 Acquisition Growth Opportunity Continue to Focus on Higher - Growth, Higher - Margin MedTech Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, growing market segment, materials » Add scale » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 19 acquisitions completed

M&A Strategy Centered Upon Providing Enhanced Capabilities Based On Our Customer Needs • Customer demand driven approach • 7 acquisitions since 2021 • Target niche, critical technologies in growing end markets • Product orientation to single use, low - ASP, high cost of failure • Focus on only customer relevant applications : — Vertical integration (Marble) — Broaden capabilities (Welch, AJR) — Existing supplier (DAS, Marble) — Geographic Expansion (AQF) • Rationale : Capabilities expansion • Strategic Benefit : New capabilities play into our major end markets with key medical exposure in attractive cardiovascular applications • End Markets & Applications : Pacemaker, cardiac defibrillator, cardiac monitor, neuromodulator, advanced material products • Rationale : Geographic expansion servicing existing MedTech customers in Ireland • Strategic Benefit : Custom - engineered foam and thermoplastic components deepen medical expertise + addition of manufacturing in Ireland and Singapore • End Markets & Applications : Orthopedics, wound care, infection prevention • Rationale : Vertical integration, supply chain efficiency • Strategic Benefit : Transition from purchasing millions worth of products related to high - speed die cutting to selling that service ourselves • End Markets & Applications : Stick to skin applications, biocompatible tapes / adhesives, RAS drapes • Rationale : Complimentary capabilities, low - cost manufacturing, best in class cut and sew • Strategic Benefit : Combine with existing thermoplastic joining capabilities to offer comprehensive patient services solutions • End Markets & Applications : Safe patient handling, patient transfer, patient comfort July 2024 Other Highly Strategic Acquisitions Since 2021 August 2024 July 2024 June 2024 14

0 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 2021 2022 2023 2024 MedTech Sales over time Medical Sales UFP Annual Sales $451 million MedTech Proven Acquisition Integration Model Executing Strategy for performance from diversified industrial to MedTech $132 million MedTech Proven Acquisition Integration Model 15

Why Invest? 16 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics

17 Significant Market Growth Opportunities Market Focused On » Better Patient Outcomes » Infection Prevention » Reducing Healthcare Costs Global Footprint » Bringing New Opportunities Focused on fast growing segments

Competitive Advantage » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Quality & Regulatory » In - house custom equipment manufacturing capabilities Custom Equipment » Numerous patents relating to foam, packaging, tool control, radio frequency welding, automotive super - forming processes, and other products » Significant manufacturing knowhow Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 100 members of the engineering group Engineering Resources » Exclusive access to several specialty medical grade materials » Offers broad array of materials to meet customer needs » Over 60 years in business and strong supplier relationships/partnerships Greater Access to Materials 18

Proven Growth Strategy 19 Creating Shareholder Value

Financial Targets 20

Financial Targets 21 3 to 5 Year Financial Targets 12 - 18% Revenue Growth 28 - 31% Gross Margin 17 - 20% Adjusted Operating Margin

12% to 18% Targeted Revenue Growth Internal Growth + Acquisitions $0 $100 $200 $300 $400 $500 $600 2020 2021 2022 2023 2024 March 2025 TTM 22 Revenue TTM = 12 - month period ended March 31, 2025

Gross Margin Target – 28% to 31% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 23 Gross Profit Margin Target: 28 - 31% 24.9% 24.8% 25.5% 28.1% 29.1% 28.5% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 2020 2021 2022 2023 2024 Q1 2025

Adjusted Operating Margin Target - 17% to 20% Operating leverage from mix shift + acquisition synergies + efficiencies 24 Adjusted* Operating Margin Target: 17 - 20% *See non - GAAP reconciliation on slide 32 10.3% 11.1% 13.8% 15.9% 18.3% 17.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Q1 2025

UFP Historical Stock Performance 20 Years 25 *Measured as the percent increase from June 06, 2005 through June 04, 2025 0% 2000% 4000% 6000% 8000% 10000% 12000% UFP Technologies (UFPT) Price % Change Russell 2000 (RUT) Price % Change S&P 500 (SPX) Price % Change 7497% 237% 398%

R. Jeffrey Bailly Chairman, CEO & President Newburyport, Massachusetts Ronald Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978 - 352 - 2200 investorinfo@ufpt.com www.ufpt.com

Appendix Reconciliation of Non - GAAP Results 27 (in Millions) 2020 2021 2022 2023 2024 Q1 2025 Revenue, As Reported $ 179.4 $ 206.3 $ 354.0 $ 400.1 $ 504.4 $ 148.1 Operating Income, as Reported 16.7 21.2 55.4 55.7 80.9 23.1 Add: Purchase Accounting Expenses - - - - 1.1 - Add: Acquisition Related Costs - 0.4 1.0 - 2.5 - Add: Earnout Fair Value Adjustment - - 9.8 3.5 1.0 0.3 Add: Intangible Amortization 1.3 1.3 4.4 4.4 6.7 2.4 (Gain)/Loss on Sale of Fixed Assets 0.5 - (6.1) 0.1 0.1 - Less: Gain on Sale of MFT - - (15.6) - - - Adjusted Operating Income $ 18.5 $ 22.9 $ 48.9 $ 63.7 $ 92.3 $ 25.8 Adjusted Operating Margin 10.3% 11.1% 13.8% 15.9% 18.3% 17.4%